As filed with the Securities and Exchange Commission on March 16, 1999
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   ----------

       OWENS CORNING                                OWENS CORNING
(Exact name of Registrant                             CAPITAL II
as specified in its charter)                        OWENS CORNING
                                                     CAPITAL III
                                          (Exact name of Registrant as specified
                                                 in its certificate of trust)
           Delaware                                    Delaware
(State or other jurisdiction of              (State or other jurisdiction of
incorporation or organization)               incorporation or organization)
          34-4323452                                  31-6560375
                                                      31-6560379
        (I.R.S Employer                            (I.R.S. Employer
     Identification No.)                          Identification No.)
  One Owens Corning Parkway                         c/o OWENS CORNING
     Toledo, Ohio  43659                               One Owens
                                                     Corning Parkway
        (419) 248-8000                             Toledo, Ohio  43659
 (Address, including zip code,                       (419) 248-8000
and telephone number, including area        (Address, including zip code, and
code, of principal executive offices)         telephone number, including area
                                           code, of principal executive offices)

                              Maura J. Abeln, Esq.
              Senior Vice President, General Counsel and Secretary
                                  Owens Corning
                            One Owens Corning Parkway
                               Toledo, Ohio 43659
                                 (419) 248-8000
            (Name, address, including zip code, and telephone number,
            including area code, of agent for service of Registrant)
                                   ----------
                  Please send copies of all communications to:
                             Danielle Carbone, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022
                                 (212) 848-4000
                                   ----------
         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.|_|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-24501
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|
         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|

   If delivery of the prospectus is expected to be made pursuant to Rule 434,
                      please check the following box. |_|

                              ---------------------

===================================================================================================================
                                                              Proposed            Proposed
                                                          maximum offering        maximum
   Title of each class of               Amount to be           price             aggregate           Amount of
Securities to be Registered              Registered           per unit         offering price    Registration Fee
-------------------------------------------------------------------------------------------------------------------
      Debt Securities                   $10,000,000            100 %            $10,000,000           $2,780
===================================================================================================================

         This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Owens Corning with the Securities and Exchange Commission (File No. 333-24501) pursuant to the Securities Act of 1933, as amended, and declared effective on May 1, 1997 is incorporated by reference into this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits and Financial Statement Schedules



         All exhibits with or incorporated by reference in Registration Statement No. 333-24501 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

 Exhibit
   No.                           Description
   ---                           -----------

  5.1           Opinion of Shearman & Sterling as to the legality of the Notes

 23.1           Consent of Arthur Anderson LLP, Independent Public Accountants

 23.2 Consent of Shearman & Sterling (included in the opinion filed as Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused the registration statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, State of Ohio, on March 16, 1999.


                                           OWENS CORNING



                                           BY: /s/ Michael I. Miller
                                              ---------------------------------
                                               Michael I. Miller
                                               Vice President and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:



         Signature                          Title                   Date
         ---------                          -----                   ----

             *                Chairman of the Board, Chief        March 16, 1999
---------------------------     Executive Officer and Director
     (Glen H. Hiner)            (principal executive officer)

 /s/ J. Thurston Roach        Senior Vice President and Chief     March 16, 1999
---------------------------     Financial Officer (principal
   (J. Thurston Roach)          financial officer)

             *                Vice President and Controller       March 16, 1999
---------------------------
   (Steven J. Strobel)


                              Director                            March 16, 1999
---------------------------
   (Curtis H. Barnette)

             *                Director                            March 16, 1999
---------------------------
  (Norman P. Blake, Jr.)

                              Director                            March 16, 1999
---------------------------
    (Gaston Caperton)

             *                Director                            March 16, 1999
---------------------------
(Leonard S. Coleman, Jr.)

             *                Director                            March 16, 1999
---------------------------
  (William W. Colville)

             *                Director                            March 16, 1999
---------------------------
    (John H. Dasburg)

         Signature                          Title                   Date
         ---------                          -----                   ----
            *                 Director                            March 16, 1999
---------------------------
   (Landon Hilliard)

            *                 Director                            March 16, 1999
---------------------------
  (Jon M. Huntsman, Jr.)

            *                 Director                            March 16, 1999
---------------------------
     (Ann Iverson)

            *                 Director                            March 16, 1999
---------------------------
   (W. Walker Lewis)

            *                 Director                            March 16, 1999
---------------------------
 (Furman C. Moseley, Jr.)

            *                 Director                            March 16, 1999
---------------------------
   (W. Ann Reynolds)





*By  /s/ Michael I. Miller
     ----------------------
     Michael I. Miller
     Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit
   No.                             Description
   ---                             -----------

  5.1         Opinion of Shearman & Sterling as to the legality of the Notes

 23.1         Consent of Arthur Anderson LLP, Independent Public Accountants

 23.2 Consent of Shearman & Sterling (included in the opinion filed as Exhibit 5.1)